                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              DIGIMARC CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                              DIGIMARC CORPORATION
                         19801 SW 72ND AVENUE, SUITE 250
                             TUALATIN, OREGON 97062

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------

To the Stockholders of Digimarc Corporation:

     Notice is hereby given that the 2000 Annual Meeting of Stockholders (Annual Meeting) of Digimarc Corporation, a Delaware corporation (Company) will be held on Thursday, May 11, 2000 at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201, at 2:00 p.m., local time. The purposes of the Annual Meeting will be:

          1. ELECTION OF DIRECTORS. To elect one director, to hold office until the 2003 Annual Meeting of Stockholders or until his successor is elected and qualified (Proposal No. 1);

          2. AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. To authorize the Board of Directors to amend Section 4.1 of the Company's Amended and Restated Certificate of Incorporation to increase the number shares of Common Stock authorized for issuance by the Company from 30,000,000 to 100,000,000 (Proposal No. 2);

          3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2000 (Proposal No. 3); and

          4. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on March 17, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                           By Order of the Board of Directors,


                                           Bruce Davis
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

Tualatin, Oregon
April 7, 2000

                              DIGIMARC CORPORATION
             PROXY STATEMENT FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

     This Proxy Statement is being furnished to the stockholders of Digimarc Corporation (Company), a Delaware corporation, on or about April 7, 2000, in connection with the solicitation by the Company's Board of Directors (Board of Directors) of proxies for use in voting at the Annual Meeting of Stockholders of the Company (Annual Meeting) to be held on Thursday, May 11, 2000, at 2:00 p.m., local time, at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

     The close of business on March 17, 2000 has been fixed as the record date (Record Date) for determining the holders of shares of the Company's common stock (Common Stock) entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 12,764,145 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

     Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. The required quorum for the Annual Meeting is a majority of the shares outstanding on the Record Date. There must be a quorum for the Annual Meeting to be held. Our transfer agent will tabulate votes cast in person at the Annual Meeting.

REVOCABILITY OF PROXY

     You may revoke your proxy and change your vote an any time prior to voting at the Annual Meeting by:

     - delivering to the Company (to the attention of E.K. Ranjit, the Company's Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or

     -    attending the Annual Meeting and voting in person.

SOLICITATION

     This solicitation of proxies is being made by and paid for by the Company. Besides this solicitation by mail, our directors, officers and other employees may solicit proxies. Such persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse such persons and our transfer agent for their reasonable out-of-pocket expenses in forwarding such material. We may also retain the services of proxy solicitation, information agent and /or mailing service to perform the broker nominee search and to distribute proxy materials to banks, brokers, nominees and intermediaries, for which the Company would not pay more than $5,000.

VOTING PROCEDURES

     -    Directors are elected by a plurality of the votes cast.

     - The approval of the amendment of the Amended and Restated Certificate of Incorporation will require the affirmative vote of a majority of the shares of the outstanding Common Stock. The approval of the ratification of the independent auditors of the Company for the fiscal year ending December 31, 2000 will require the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

     - Abstentions are shares which abstain from voting on a particular matter. Abstentions effectively count as votes against Proposal No. 2, but have no effect on Proposal No. 3.

     - Broker non-votes are shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter. Broker non-votes effectively count as votes against Proposal No. 2, but have no effect on Proposal No. 3.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Annual Meeting, one director is to be elected to serve for a term of three years and until his successor is elected and qualified, or until the death, resignation or removal of such director. Proxies will be voted for the election of the nominee named below as director unless the authority to vote for the nominee is withheld. Mr. Taysom has indicated that he is able and willing to serve if elected. If Mr. Taysom should become unavailable prior to the election, the Board of Directors may recommend another person and Mr. Davis and Mr. Ranjit, as your representatives, will vote for such person.

     Our Bylaws authorize the number of directors to be not less than five. The number of directors is currently fixed at five. Our Board of Directors is divided into three classes. Beginning this year, one class of directors will be elected each year for a three-year term and until their successors are selected and qualified or until their earlier resignation or removal. Mr. Taysom is up for election at this Annual Meeting; Messrs. Monego and Rhoads will serve until the Company's 2001 annual meeting of stockholders; and Messrs. Davis and Grossi will serve until the Company's 2002 annual meeting of stockholders.


                                                           DIRECTOR         EXPIRATION
                                               AGE          SINCE            OF TERM
                                               ---         --------         ----------
               NOMINEE:
               John Taysom                     45            1997              2000

               CONTINUING DIRECTORS:
               Phillip J. Monego, Sr.          52            1996              2001
               Geoffrey Rhoads                 37            1995              2001
               Bruce Davis                     47            1997              2002
               Brian J. Grossi                 49            1996              2002


NOMINEE FOR DIRECTOR

     JOHN TAYSOM has served as one of our directors since December 1997. Mr. Taysom has been employed by Reuters, a worldwide television and news agency, since 1982 and is currently the Managing Director of the Reuters Greenhouse Fund. Mr. Taysom also serves on the Board of Directors of TIBCO Software Inc. and Fantastic Corporation, a Swiss company. Mr. Taysom received a B.Sc. in economics from Bath University.

CONTINUING DIRECTORS

     PHILIP J. MONEGO, SR. has been chairman of our Board of Directors since 1996. Mr. Monego has served as chief executive officer and chairman of the Board of Directors of Voquette, Inc., an Internet media portal company, since May 1999. Prior to that, Mr. Monego was co-founder, president and chief executive officer of NetChannel, Inc., an Internet information delivery service, from May 1996 to June 1998. Prior to that, Mr. Monego was interim president and chief executive officer of Yahoo! Corporation from April 1995 to September 1995. He is an early investor in several new media startups and also currently a venture partner in the Media Technology Venture fund. Mr. Monego received a B.A. in management from LaSalle University.

     GEOFFREY RHOADS founded Digimarc in 1995 and now serves as chief technology officer and director. Previously, Mr. Rhoads served as our interim president from September to November 1995, and as chairman of the Board of Directors from January 1995 to March 1996. Prior to that, Mr. Rhoads was the founder and president of Pinecone Imaging Corporation, a company which develops imaging systems for telescopes, since 1992. Mr. Rhoads received his B.A. in physics from the University of Oregon.

     BRUCE DAVIS has served as our president, chief executive officer and director since December 1997. Prior to joining us, Mr. Davis served as president of Titan Broadband Communications, a provider of information technology and satellite communications systems and services, from April 1997 to December 1997. Prior to that, Mr. Davis served as president of Prevue Networks, Inc., a supplier of electronic program guides and program promotion services for the cable and satellite television markets, from July 1996 to February 1997. Prior to that, Mr. Davis founded and served as president of TV Guide On Screen, a joint venture of News Corporation and TCI which supplied electronic program guides and navigational software for the cable television market, from January 1993 to July 1996. Mr. Davis received a B.S. in accounting and psychology and an M.A. in criminal justice from the State University of New York at Albany, and a J.D. from Columbia University.

     BRIAN J. GROSSI has served as one of our directors since July 1996. Mr. Grossi co-founded AVI Capital, a venture capital firm specializing in high-technology companies, in 1994. Prior to that, Mr. Grossi was a general partner with Alpha Partners, a venture capital firm, from 1982 to 1992. Prior to that, he worked at the Stanford Research Institute as a research engineer and project leader from 1976 to 1982. Currently, Mr. Grossi serves as a director of Apptitude, Inc., Aptia, Inc., Intraspect Software, Inc., InVisio, Inc., nCommand, Inc., Vivant! Corporation and Pointbase, Inc. Mr. Grossi received a B.S. and an M.S. in mechanical engineering from Stanford University.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE NAMED ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1999, the Board of Directors met six times. Each director attended at least 75% of the aggregate of (a) the total number of Board of Directors meetings held during the period which he was a director and (b) the total number of committee meetings of the Board of Directors on which he served during the period which he was a director.

     The Board of Directors has a compensation committee and an audit committee. The Board of Directors does not have a nominating committee.

     The compensation committee, consisting of Messrs. Monego and Grossi, exercises the authority of the Board of Directors on all compensation matters, including both cash and equity incentive compensation, and administers our employee benefit plans. The compensation committee met six times during 1999.

     The audit committee, consisting of Messrs. Monego and Grossi, recommends the selection of independent public accountants to the Board of Directors, reviews the scope and results of the audit and other services provided by our independent accountants and reviews our accounting practices and systems of internal accounting controls. The audit committee met one time during 1999.

DIRECTOR COMPENSATION

     Directors who are also employees of the Company receive no additional compensation for their services as directors. Directors who are not employees of the Company do not receive a fee for attendance in person at meetings of the Board of Directors or committees of the Board of Directors, but they are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance of meetings.

     We have a 1999 Non-Employee Director Option Program, which was approved by our Board of Directors in October 1999 and became effective in December 1999. The 1999 Non-Employee Director Option Program establishes an automatic option grant program for the grant of awards to non-employee directors. Under this program, existing non-employee directors and non-employee directors first elected to our Board of Directors are automatically granted an option to acquire 10,000 shares of Common Stock at an exercise price per share equal to fair market value of the Common Stock at the date of grant. These options vest and become exercisable in four equal installments on each anniversary of the grant date. Upon the date of each annual stockholders meeting, each non-employee director who has been a member of our Board of Directors for at least six months prior to the date of the stockholders meeting will receive an automatic grant of options to acquire 2,500 shares of our Common Stock at an exercise price per share equal to fair market value of the Common Stock at the date of grant. These options will become fully exercisable on the first anniversary of the grant date. On December 1, 1999, options to purchase 10,000 shares of Common Stock, at an exercise price of $20.00 each, were granted to each of Mr. Monego, Mr. Grossi and Mr. Taysom.

     Additionally, in 1999 options to purchase 162,500 shares of Common Stock at an exercise price of $1.50 per share, and options to purchase 100,000 shares of Common Stock at an exercise price of $2.50 per share were granted to Mr. Davis, and options to purchase 50,000 shares of Common Stock at an exercise price of $1.65 per share were granted to Mr. Rhoads.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

     There are no family relationships among any of the directors or executive officers of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of our compensation committee was at any time during the fiscal year ended December 31, 1999 an officer or employee of the Company. No member of our compensation committee serves as a member of the Board of Directors or compensation committee of any entity that has any executive officer serving as a member of our Board of Directors or compensation committee.

                           AMENDMENT TO THE COMPANY'S
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                (PROPOSAL NO. 2)

     The Board of Directors has approved an amendment of the Amended and Restated Certificate of Incorporation, subject to stockholder approval, to authorize the Board of Directors to amend, at any time prior to our next annual meeting of stockholders, Section 4.1 of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 100,000,000. The Board of Directors directed that this proposal be submitted to the Company's stockholders for consideration and action. Each additional share of Common Stock authorized by the amendment to the Amended and Restated Certificate of Incorporation described in this proposal would have the same rights and privileges as each share of Common Stock currently authorized or outstanding.

     We believe that the availability of the additional shares will provide the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. For example, shares of stock may be required to effect financings, corporate mergers or acquisitions, an increase in the number of shares reserved under any of our stock option or stock purchase plans, stock dividends, stock splits or other corporate purposes. No further action or authorization by the stockholders would be necessary prior to the issuance of additional shares unless applicable laws or regulations require such approval.

     Stockholders should note that certain disadvantages may result from the adoption of this proposal. After the proposed amendment is effected, there would be a greater number of shares of Common Stock available for issuance by the Company, and stockholders could therefore experience a significant reduction in their interest in the Company with respect to earnings per share, voting, liquidation value and book and market value per share if the additional authorized shares are issued. The availability for issuance of additional shares of our Common Stock would also enable the Board of Directors to make more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of shares in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. We are not aware of any pending or threatened efforts to obtain control of the Company.

     The following is the text of Section 4.1 of the Company's Amended and Restated Certificate of Incorporation, as proposed to be amended, with proposed changes in boldface type:

     "The aggregate number of shares of Capital Stock which the Corporation shall have authority to issue is 105,000,000, consisting of 100,000,000 shares of common stock, $.001 par value ("Common Stock"), and 5,000,000 shares of preferred stock ("Preferred Stock"), $.001 par VALUE."

     If this proposal is approved by the stockholders of the Company, the amendment to Section 4.1 of the Amended and Restated Certificate of Incorporation would be effected on any date (the "Effective Date") selected by the Board of Directors on or prior to our next annual meeting of stockholders, which the Board of Directors anticipates will be held in May 2001. If this proposal is approved, the Company will file a Certificate of Amendment of its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the increase in authorized shares. If the amendment is not approved, the Company will take action to abandon the amendment pursuant to Section 242(c) of the Delaware General Corporation Law.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                          OF THE PROPOSED AMENDMENT TO
        THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 3)

     The Board of Directors has appointed KPMG LLP as the Company's independent auditors to audit the Company's financial statements for the year ending December 31, 2000. If the stockholders do not ratify the selection of KPMG LLP as the Company's independent auditors, the Board of Directors will reconsider the appointment. A representative of KPMG LLP, which served as the Company's auditors in 1999, is expected to be present at the Annual Meeting to be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF KPMG LLP AS
                             INDEPENDENT AUDITORS.

                                   MANAGEMENT

OFFICERS

     The following table sets forth certain information regarding our executive officers and corporate officers.


NAME                         AGE    POSITION
----                         ---    --------
EXECUTIVE OFFICERS
Bruce Davis                  47    President, Chief Executive Officer and Director
Geoffrey Rhoads              37    Chief Technology Officer and Director
E. K. Ranjit                 50    Chief Financial Officer and Secretary
J. Scott Carr                37    Vice President and General Manager, Secure Documents
Indraneel Paul               43    Vice President and General Manager, MediaBridge

CORPORATE OFFICERS
Burt W. Perry                45    Vice President of Engineering
Kathy S. Brogdon             47    Vice President of Finance and Operations
William Y. Conwell           41    Vice President of Intellectual Property



Information concerning Mr. Davis and Mr. Rhoads is included under "Election of Directors."

EXECUTIVE OFFICERS

     E. K. RANJIT has served as our chief financial officer since August 1999 and as our Secretary since November 1999. Prior to that, he served as vice president of finance and treasurer of TriQuint Semiconductor, Inc., a supplier of integrated circuits for the wireless communications, telecommunications, data communications and aerospace markets from July 1996 to August 1999, and as its corporate controller from May 1991 to June 1996. Mr. Ranjit received a B.S. from the University of Texas at Dallas and an M.B.A. from Pepperdine University.

     J. SCOTT CARR has served as our vice president and general manager of secure documents since June 1999. Prior to that, he served as our vice president of marketing and business development from January 1998 to May 1999, and director of business development from May 1996 to December 1997. Prior to joining us, Mr. Carr served as vice president of marketing at nCUBE Corporation, a manufacturer of video servers, from July 1995 to May 1996. Prior to that, Mr. Carr worked as a staff architect at Sequent Computer Systems, Inc., a computer equipment manufacturer, from August 1992 to July 1995. Mr. Carr received his B.S. in computer science from Oregon State University.

     INDRANEEL PAUL has served as our vice president and general manager of MediaBridge since November 1999. From January 1995 through October 1999, Mr. Paul held various positions with TV Guide Networks, a provider of electronic television program guides for the cable television industry. His most recent position at TV Guide Networks was executive vice president of operations. Prior to that, he served as vice president of engineering and operations at Vyvx, a provider of fiber optic transmission services for the broadcast television industry. Mr. Paul received a B.Tech. in electrical engineering from the Indian Institute of Technology and an M.S. in electrical engineering from Rensselaer Polytechnic Institute.

CORPORATE OFFICERS

     BURT W. PERRY has served as our vice president of engineering since July 1996 and served as interim co-president from August through December 1997. Prior to that, Mr. Perry worked as an engineering manager at Intel, designing and managing technology and software development, from June 1993 to July 1996. Mr. Perry received a B.S. in computer science from the University of Delaware.

     KATHY S. BROGDON has served as our vice president of finance and operations since October 1996 and served as interim co-president from August through December 1997. Prior to joining us, Ms. Brogdon served as vice president of finance and operations at Active Arts, Inc., a multimedia company, from December 1995 to October 1996. Ms. Brogdon worked as the controller and a partner at Nova Northwest, Inc., a lending, leasing and financial advisory company, from September 1990 to December 1995. Ms. Brogdon received a B.A. in accounting and quantitative methods from the University of Oregon and became a Certified Public Accountant in Oregon in 1978.

     WILLIAM Y. CONWELL has served as our vice president of intellectual property since July 1999. Prior to joining us, Mr. Conwell was a patent attorney at Klarquist Sparkman Campbell Leigh & Whinston, LLP since 1984, and became a partner in January 1990. Mr. Conwell received a bachelor's degree in Electrical Engineering from Georgia Institute of Technology and a J.D. from Emory University School of Law.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table contains information in summary form concerning the compensation paid to our chief executive officer and each of our most highly compensated executive officers (Named Executive Officer), whose total salary and bonus exceeded $100,000 during the year ended December 31, 1999.


                                                           ANNUAL           LONG-TERM
                                                        COMPENSATION       COMPENSATION
                                                      -------------------  ------------
                                                                            SECURITIES             (1)
                                                                            UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR   SALARY($)   BONUS($)   OPTIONS (#)      COMPENSATION($)
---------------------------                   ----   ---------   --------   ------------     ---------------
Bruce Davis (2)                                 1999   250,000     133,500       262,500            3,632
   President and Chief Executive Officer        1998   208,124      75,000            --           76,369
                                                1997     2,596          --       400,000               --

Geoffrey Rhoads                                 1999   125,000      81,250        50,000               --
   Chief Technology Officer                     1998   123,542      75,000            --               --
                                                1997    90,101          --            --               --

J. Scott Carr                                   1999   125,000      78,750        87,500               --
   Vice President and General Manager--         1998   109,167      45,000            --               --
   Secure Documents                             1997    90,000          --        50,000               --


----------
(1) In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all salaried employees of the Company.

(2) The salary information shown for Mr. Davis reflects compensation paid to him in his principal position commencing on December 1997, and $3,632 of other compensation in 1999 and $76,369 of other compensation in 1998 which represents reimbursement for relocation expenses.

EMPLOYMENT ARRANGEMENTS

     In July 1999, we adopted a policy regarding the vesting of stock options, including prior grants, for all existing officers at such date. All shares subject to their options that have not vested will immediately vest if the following two conditions are met:

     - we merge with another company and there is a change of control of our company or we sell substantially all of our assets to another company; and

     - any officer's employment is terminated, or constructively terminated, within twelve months thereafter.

STOCK OPTIONS

     The following table sets forth certain information with respect to stock options granted during 1999 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the options (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Company's Common Stock.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                           ----------------------------------------------------------
                                                                                          POTENTIAL REALIZABLE
                                             PERCENT OF                                  VALUE AT ASSUMED ANNUAL
                                           TOTAL OPTIONS                                  RATES OF STOCK PRICE
                                             GRANTED TO      EXERCISE                       APPRECIATION FOR
                              OPTIONS        EMPLOYEES        PRICE      EXPIRATION          OPTION TERM($)
NAME                        GRANTED(1)      IN 1999 (%)       ($/SH)        DATE            5%             10%
----                        ----------      -----------       ------        ----            --             ---
Bruce Davis                    162,500          10.9           1.50       5/11/09         153,293      388,474
                               100,000           6.7           2.50       8/31/09         157,224      398,435
                             ----------        ------                                   ----------    ---------
                               262,500          17.6                                      310,517      786,909

Geoffrey Rhoads                 50,000           3.4           1.65       5/11/04          22,793       50,367

J. Scott Carr                   75,000           5.0           1.50       5/11/09          70,751      179,296
                                12,500            .8           2.50       8/31/09          19,653       49,804
                             ----------        ------                                   ----------    ---------
                                87,500           5.8                                       90,404      229,100


----------

(1) Stock options are granted at an exercise price equal to the fair market value of our Common Stock on the date of grant. Options granted generally vest ratably over a 48 month period and have a ten year term.

     The following table provides summary information, as to the Named Executive Officers, concerning stock options exercised during 1999 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1999.


               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                             FISCAL YEAR-END VALUES

                             SHARES                      NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                           ACQUIRED ON      VALUE        UNDERLYING OPTIONS AT      IN-THE-MONEY OPTIONS AT
NAME                      EXERCISE(#)  REALIZED($)(1)    FISCAL YEAR-END (#)        FISCAL YEAR-END($)(2)
----                      ------------ ---------------    -------------------       ----------------------
                                                   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                                                  ------------- ------------- ------------- -------------
Bruce Davis             40,400         $40,300      159,600        462,500     7,900,200     22,531,250
Geoffrey Rhoads             --              --            0         50,000             0      2,417,500
J. Scott Carr               --              --       88,555        108,945     4,404,473      5,292,777


----------
(1) Value realized is equal to the fair market value of the purchased shares on the option exercise date less the exercise price paid for those shares. Fair market value prior to December 2, 1999 (the date our stock began trading on the Nasdaq National Market), was determined by the Board of Directors, and was based upon its assessment of our overall business prospects and financial condition.

(2) The value of unexercised in-the-money options is calculated based on the closing price of our Common Stock on December 31, 1999, $50.00 per share. Amounts reflected are based on the assumed value minus the exercise price and do not necessarily indicate that the optionee sold such stock.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH WHICH FOLLOWS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

     We have a compensation committee of the Board of Directors (Compensation Committee) which has the authority and responsibility to approve the overall compensation strategy, administer our annual and long-term compensation plans, and review and make recommendations to the Board of Directors with respect to executive compensation. The Compensation Committee is comprised of independent, non-employee board of director members.

GENERAL COMPENSATION POLICY

     The Compensation Committee's overall policy is to offer our executive officers competitive compensation opportunities. The Compensation Committee utilizes competitive data and summaries provided by Radford Associates and the American Electronics Association to develop compensation recommendations competitive with other companies in the communications industry. The Compensation Committee's objectives are to

     - create a performance oriented environment with variable compensation based upon the achievement of annual and longer-term business results;

     - focus management on maximizing stockholder value through stock-based compensation aligned to stockholders' return; and

     - provide compensation opportunities dependent upon the Company's performance relative to its competitors and changes in its own performance over time.

     The Compensation Committee is authorized to establish and maintain compensation guidelines for salaries and merit pay increases throughout the Company. The compensation committee also makes specific recommendations to the Board of Directors concerning the compensation of our executive officers, including the Chief Executive Officer. The Compensation Committee also administers our 1995 Stock Incentive Plan, our 1999 Stock Incentive Plan and our 1999 Employee Stock Purchase Plan.

FACTORS

     The primary factors considered in establishing the components of each executive officer's compensation package for the year ended December 31, 1999 are summarized below. The Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     BASE SALARY. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations. Generally, Company performance and profitability are not taken into account in establishing base salary. Salaries paid to the our executive officers for the year ended December 31, 1999 ranged from the 50th percentile at the low end to the 75th percentile at the high end of the compensation data surveyed for the industry. A number of adjustments were made to the surveyed compensation data for the industry to reflect differences in management style, organizational structure and corporate culture, geographic location, product development stage and market capitalization between us and the surveyed entities. As a result of these adjustments, there is not a meaningful correlation between the companies in the industry which were taken into account for comparative compensation purposes and the companies included in the industry group index which appears later in this Proxy Statement for purposes of evaluating the price performance of the Company's Common Stock. See "Stock Performance Graph."

     ANNUAL INCENTIVE COMPENSATION. For the year ended December 31, 1999, specific financial and organizational objectives, including revenue and orders targets, were established as the basis for the incentive bonuses to be paid to the executive officers of the Company.

     Specific bonus awards, set as a target percentage of salary, were established for each officer's position and were to be earned on the basis of achieving the specified corporate goals and the accomplishment of specific individual objectives. The corporate goals for 1999 were met, and incentive bonuses were paid to officers for 1999 based on this plan.

     LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. Generally, the Compensation Committee awards stock options to each of our executive officers following the initial hiring and from time to time thereafter. The option grants are designed to align the interests of the executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business.

     Generally, the size of the option grant made to each executive officer is set at a level which the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but the Compensation Committee also takes into account comparable awards to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion, the individual's performance in recent periods and the number of unvested options held by the individual at the time of the grant. The relative weight given to each of these factors will vary from individual to individual in the Compensation Committee's discretion. Each of Mr. Davis, Mr. Rhoads and Mr. Carr received stock option grants in 1999.

     Each grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option will generally become exercisable in installments over a 48 month period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

CEO COMPENSATION

     The Compensation Committee established Mr. Davis' base salary with the objective of maintaining the competitiveness of Mr. Davis' base salary with salaries paid to similarly situated chief executive officers. With respect to Mr. Davis' base salary, it was the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. Mr. Davis' base salary for the 1999 fiscal year was set at the 75th percentile of the salary data surveyed for other chief executive officers in the industry. In addition, Mr. Davis received a bonus of $133,500 and stock options to purchase 262,500 shares of Common Stock in 1999.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance-based compensation paid to our executive officers in 1999 did not exceed the $1 million limit per officer.

     The Compensation Committee is aware of the limitations imposed by Section 162(m), and its exemptions, and will address the issue of deductibility when and if circumstances warrant.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

                                    PHILLIP J. MONEGO, SR.
                                    BRIAN J. GROSSI

                             STOCK PERFORMANCE GRAPH

     The following graph compares the performance of our Common Stock with the performance of the Nasdaq US Index and the companies included in SIC Code 7373 - Computer Integrated Systems Design (our peer group) for the period ended December 31, 1999. We registered our Common Stock under the Securities Act of 1933, as amended, effective December 2, 1999. Accordingly, the following graph includes the required information from December 2, 1999 through December 31, 1999. The comparison assumes $100 was invested on December 2, 1999 in our Common Stock and in each of the other two indices and assumes reinvestment of any dividends.

                                    [GRAPH]



                                    INDEXED DATA
                              -------------------------
                               DEC. 2,       DEC. 31,
                                 1999          1999
                              -----------    ----------
   Digimarc Corporation          $100         $ 88.30
   Nasdaq US Index               $100         $117.27
   Peer Group                    $100         $101.46


     COMPANIES INCLUDED IN THE PEER GROUP INDEX OF THE STOCK PERFORMANCE GRAPH ARE AS FOLLOWS:


1MAGE SOFTWARE INC                          ELTRAX SYS INC                         NETZEE INC
3SI HOLDINGS INC                            ENSTAR INC                             NHANCEMENT TECH.INC
4FRONT TECHNOLOGIES INC                     ENTEX INFORMATION SVCS INC             NICOLLET PROCESS ENG.
A C S ELECTRONICS LTD                       ESHARE TECHNOLOGIES INC                OSAGE SYSTEMS GROUP INC
ACE COMM CORP                               ESOFT INC                              PACE HEALTH MGMT SYS INC
ALADDIN KNOWLEDGE SYS LTD                   EXIGENT INTL INC                       PAMET SYSTEMS INC
ALLIN CORP                                  F5 NETWORKS INC                        PATHWAYS GROUP INC
ALTRIS SOFTWARE INC                         FAIR ISAAC & COMPANY INC               PATIENT INFOSYSTEMS INC
AMERICAN MILLENIUM CORP                     FEDERAL DATA CORP                      PEROT SYSTEMS CORP
APACHE MEDICAL SYSTEMS INC                  FIRST CONSULTING GROUP INC             PREMIS CORP
AREL COMMUNICATIONS & SFTWRE                FONIX CORP                             PRINTRAK INT'L INC
ASA INTL LTD                                FORMULA SYS 1985 LTD  -ADR             PROPHET 21 INC
AUTO-TROL TECHNOLOGY CORP                   FUJITSU LTD  -SPON ADR                 QUALITY SYSTEMS INC
AW COMPUTER SYSTEMS  -CL A                  FUNDTECH LTD                           RADIANT SYSTEMS INC
AWARE INC                                   GENERAL AUTOMATION                     RAMP NETWORKS INC
AZTEC TECHNOLOGY PRTNRS INC                 GENERAL MAGIC INC                      RARE MEDIUM GROUP INC
AZUL HOLDINGS INC                           GLOBALDIGITALCOMMERCE.COM              RAVISENT TECHNOLOGIES INC
BALTIMORE TECHNOL PLC  -ADR                 GREATE BAY CASINO CORP                 REDBACK NETWORKS INC
BE FREE INC                                 H T E INC                              ROBOCOM SYSTEMS INTL INC
BELL INDUSTRIES INC                         HALIFAX CORP                           RWD TECHNOLOGIES INC
BITWISE DESIGNS INC                         HALIS INC                              S1 CORPORATION
BREAKAWAY SOLUTIONS INC                     HENRY (JACK) & ASSOCIATES              SABRE HLDGS CORP  -CL A
BRISTOL RETAIL SOLUTIONS INC                HYBRID NETWORKS INC                    SAFELINK CORPORATION
BROADVISION INC                             I B S INTERACTIVE INC                  SAP AG  -ADR
BTG INC                                     IDENTIX INC                            SEACHANGE INT'L INC
CACI INTL INC  -CL A                        IKOS SYSTEMS INC                       SENTO CORP
CAM DATA SYSTEMS INC                        IMAGEMATRIX CORP                       SHARED MEDICAL SYS. CORP
CAVION TECHNOLOGIES INC                     IMAGEMAX INC                           SOCRATES TECH. CORP
CELERITY SOLUTIONS INC                      IMATEC LTD                             SOFTECH INC
CELERITY SYSTEMS INC                        INET TECHNOLOGIES INC                  SONIC SOLUTIONS
CELLULAR TECHNICAL SERVICES                 INSCI-STATEMENTS.COM CORP              STRAT. SOLUTIONS GRP INC
CERNER CORP                                 INTEGRAL SYSTEMS INC/MD                SUNQUEST INFO. SYS INC
CITATION COMPUTER SYS INC                   INTEGRATED SPATIAL INFO SOL            SYSCOMM INT'L CORP
CLARENT CORP                                INTELLIGROUP INC                       TALX CORP
COBALT NETWORKS INC                         INTERFACE SYSTEMS INC                  TANNING TECHNOLOGY CORP
COMMAND SYSTEMS INC                         INTERGRAPH CORP                        TECHNOLOGY SOLUTIONS CO
COMPU-DAWN INC                              INTERNET COMMERCE CP  -CL A            TEKINSIGHT.COM INC
COMPUTRAC INC                               INTL SPORTS WAGERING INC               TELESCIENCES INC
CONVERGENT COMMUNICATIONS                   INTRANET SOLUTIONS INC                 TELOS CORP/MD  -CL A
COOPERATIVE COMPUTING INC                   JENKON INTL INC                        TELTRONICS INC
CORSAIR COMMUNICATIONS INC                  LANVISION SYSTEMS INC                  TENET INFO. SVCS INC
CPS SYSTEMS INC                             LATITUDE COMM. INC                     TIBCO SOFTWARE INC
CREATIVE COMPUTER APPL                      LITTON INDUSTRIES INC                  TITAN CORP
CREDIT MGMT SOLUTIONS INC                   LORONIX INFORMATION SYS INC            TOWNE SERVICES INC
CSP INC                                     MAI SYSTEMS CORP                       TREEV INC
CYSIVE INC                                  MANATRON INC                           TRIPLE P NV
DASSAULT SYSTEMES S A  -ADR                 MANHATTAN ASSOCIATES INC               TROY GROUP INC
DATA RESEARCH ASSOC INC                     MARINE MGMT SYSTEMS INC                TTI TEAM TELECOM INTL LTD
DATA RETURN CORP                            MDSI MOBILE DATA SOLUTIONS             TVG TECHNOLOGIES LTD
DATA SYSTEMS NETWORK CORP                   MEDCOM USA INC                         UNICOMP INC
DATALINK CORP                               MEDIWARE INFO. SYSTEMS                 UNISYS CORP
DATATEC SYSTEMS INC                         MENTOR GRAPHICS CORP                   UNITRONIX CORP
DIGITAL DESCRIPTOR SYS INC                  MERCURY COMPUTER SYS. INC              USWEB CORP
DYNAMIC HEALTHCARE TECH INC                 MERGE TECHNOLOGIES INC                 VA LINUX SYSTEMS INC
DYNAMICS RESEARCH CORP                      MICRO-INTEGRATION CORP                 VERONEX TECHNOLOGIES INC
EBIX.COM INC                                MICROS SYSTEMS INC                     VIALINK CO
ECLIPSYS CORP                               NAT'L TRANSACTION NETWORK              VIISAGE TECHNOLOGY INC
ECSOFT GROUP PLC  -ADR                      NAVIDEC INC                            VISUAL DATA CORP
EFAX.COM INC                                NEOMEDIA TECHNOLOGIES INC              VISUAL NETWORKS INC
ELBIT SYSTEMS LTD                           NETGATEWAY INC                         VITALCOM INC
ELBIT VISION SYSTEMS LTD                    NETSCOUT SYSTEMS INC                   WAVETECH INT'L INC
ELECTRONIC DATA SYSTEMS CORP                NETSMART TECHNOLOGIES INC              ZAPME CORP
ELITE INFORMATION GROUP INC                 NETWORK SIX INC


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of our Common Stock as of March 17, 2000 by:

     - each person or entity known by us to own beneficially more than five percent of our Common Stock;

     - our chief executive officer, each of the other Named Executive Officers and each of our directors; and

     -    all of our executive officers and directors as a group.

     The beneficial ownership is calculated based on 12,764,145 shares of our Common Stock outstanding as of March 17, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person. Shares issuable upon the exercise of options that are currently exercisable or become exercisable within sixty days of March 17, 2000 are considered outstanding for the purpose of calculating the percentage of outstanding shares of our Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares of our Common Stock held by any other individual. The address of each of the executive officers and directors is c/o Digimarc Corporation, 19801 S.W. 72nd Avenue, Tualatin, Oregon 97062.



                                                                                NUMBER OF                 PERCENTAGE OF
                                                                           SHARES BENEFICIALLY         SHARES BENEFICIALLY
NAME AND ADDRESS                                                                  OWNED                      OWNED
----------------                                                           --------------------       -------------------
5% STOCKHOLDERS
Macrovision Corporation                                                        924,475                    7.2%
   1341 Orleans Drive
   Sunnyvale, California 94089
Reuters Group PLC (1)                                                          899,300                    7.0%
   c/o Reuters Ltd.
   85 Fleet Street
   London, EC4P 4AJ
   England
AVI Capital Management L.P. and affiliates (2)                                 887,549                    7.0%
   One First Street
   Los Altos, California 94022
Adobe Systems Incorporated (3)                                                 719,688                    5.6%
    c/o Adobe Incentive Partners
    345 Park Avenue
    San Jose, California 95110

NAMED EXECUTIVE OFFICERS AND DIRECTORS
Philip J. Monego, Sr. (4)                                                      257,215                    2.0%
Bruce Davis (5)                                                                192,255                    1.5%
Geoffrey Rhoads (6)                                                            695,171                    5.4%
J. Scott Carr (7)                                                               96,556                      *
Brian J. Grossi (8)                                                            893,549                    7.0%
John Taysom (9)                                                                916,700                    7.2%

All executive officers and directors as a group (6 persons)(10)              3,051,446                   23.5%


----------
*  Less than 1%.

(1) Represents 699,300 shares held by Reuters, Ltd. and 200,000 shares held by Reuters Holdings Switzerland, S.A., affiliates of Reuters Group PLC.

(2) Brian Grossi is a partner of AVI Capital Management, L.P. and of AVI Management Partners III, L.P. The shares listed represent 754,531 shares held by AVI Capital, L.P., 104,325 shares held by Associated Venture Investors III, L.P., 21,452 shares held by AVI Partners Growth Fund II, L.P. and 7,241 shares held by AVI Silicon Valley Partners, L.P. AVI Capital Management, L.P. is the general partner of AVI Capital, L.P., and AVI Management Partners III, L.P. is the general partner of Associated Ventures Investors III, L.P., AVI Partners Growth Fund II, L.P. and AVI Silicon Valley Partners, L.P. In such capacity, AVI Capital Management L.P. and AVI Management Partners III, L.P., through a committee comprised of all of their partners, exercises sole voting and investment power with respect to all shares held of record by the respective named investment partnerships; individually, no partner of AVI Capital Management, L.P. or of AVI Management Partners III, L.P., is deemed to have or share such voting or investment power.

(3) Represents 719,688 shares held by Adobe Incentive Partners. Adobe Systems Incorporated is the general partner of Adobe Incentive Partners.

(4) Includes options for 90,000 shares of Common Stock exercisable within 60 days of March 17, 2000 and 10,250 shares owned by Mr. Monego's spouse.

(5) Includes options for 51,855 shares exercisable within 60 days of March 17, 2000.

(6) Includes options for 5,441 shares of Common Stock exercisable within 60 days of March 17, 2000. Includes 13,000 shares owned by Amanda Rhoads Trust, 13,000 shares owned by Hudson Rhoads Trust, 100 shares owned by Nicole Rhoads--Trustee for the Children of Geoffrey and Nicole Rhoads, and 13,000 shares owned by Trevor Rhoads Trust. Mr. Rhoads disclaims beneficial ownership of these shares owned by his relatives.

(7) Represents options for 96,556 shares of Common Stock exercisable within 60 days of March 17, 2000.

(8) Includes 887,549 shares held by AVI Capital L.P. and affiliates of which Mr. Grossi is a general partner. Mr. Grossi disclaims beneficial ownership of these shares except to the extent of his pecuniary interest as a general partner.

(9) Includes 899,300 shares held by Reuters Group. Mr. Taysom disclaims beneficial ownership of the shares held by Reuters Group.

(10) Includes options for 243,852 shares of Common Stock exercisable within 60 days of March 17, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PRIVATE PLACEMENT TRANSACTIONS

     During 1999 we issued in private placement transactions shares of preferred stock, which were converted into shares of Common Stock in connection with our initial public offering as follows:

     - an aggregate of 1,266,000 shares of Series D preferred stock at $5.00 per share in June 1999 to 14 investors, including Philip Monego, Sr., Adobe Ventures L.P., AVI Capital L.P. and affiliates, Macrovision Corporation and Reuters Holdings Switzerland, S.A.; and

     - an aggregate of 160,000 shares of Series D-X preferred stock at $5.00 per share in August 1999 to three investors, including Philip Monego, Sr.

INVESTORS' RIGHTS AGREEMENT

     On November 2, 1999, the Company entered into an Amended and Restated Investor Rights Agreement with certain holders of its Common Stock (Holders) including Philip Monego, Sr., Adobe Ventures L.P., AVI Capital L.P. and its affiliates, Macrovision Corporation and Reuters Group PLC.

     Under the terms of this agreement, if we propose to register any of our securities under the Securities Act, we must give the Holders 30 days' prior notice of registration and include a portion of their shares of common stock in the registration. Additionally, upon written demand of Holders, we will use our best efforts to promptly register the securities that the Holders request to be registered, provided, among other limitations, that the aggregate offering price to the public exceeds $10 million. We are not required to register securities more than twice under the Holders' rights to demand these registrations. We will be required to file a registration statement on form S-3 or any similar short-form registration statement if requested to do so by any of these Holders, provided that the aggregate offering price for the securities to be sold is more than $1,000,000. Furthermore, we are only required to effect one demand registration on form S-3 within any 12-month period. The Holders cannot demand that we file a registration statement prior to the date 180 days following the effective date of any registration statement filed by us.

     All expenses in effecting these registrations will be borne by us, excluding underwriting discounts, selling commissions and stock transfer taxes, which shall be borne proportionately by the Holders of the securities that have been registered. These registration rights are subject to conditions and limitations, among them the right of the underwriters of an offering to limit the number of shares included in the registration. We have agreed to indemnify the Holders of these registration rights, and each Holder has agreed to indemnify us, against liabilities under the Securities Act, the Securities Exchange Act or other applicable federal or state law.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by Delaware law.

     All future transaction between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the disinterested non-employee directors on the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                  OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange
Act) requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (Reporting Persons), to file initial reports of ownership and changes in beneficial ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. Copies of these reports are also required to be delivered to the Company.

     To our knowledge, based solely on review of the copies of such reports furnished to the Company and written representations from certain Reporting Persons, during the year ended December 31, 1999, all of the Reporting Persons complied with applicable Section 16(a) filing requirements, except as follows:
(1) Mr. Paul inadvertently failed to file his initial statement of beneficial ownership on Form 3 in connection with the registration of the Company's Common Stock under the Exchange Act; such Form 3 was subsequently filed. (2) Mr. Monego, Mr. Taysom and Mr. Grossi each inadvertently failed to include options to purchase 10,000 shares of Common Stock, which were automatically granted under the 1999 Non-Employee Director Option Program in December 1999. These option grants were subsequently reported on amended Form 3's for each of these individuals.

STOCKHOLDER PROPOSALS

     The deadline for stockholder proposals intended to be considered for inclusion in our Proxy Statement for next year's Annual Meeting of Stockholders is expected to be December 6, 2000. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

FORM 10-K

     A copy of our Annual Report to Stockholders for the year ended December 31, 1999 accompanies this Proxy Statement. We will provide, without charge upon the written request of any beneficial owner of shares of our Common Stock entitled to vote at the Annual Meeting, a copy of our Annual Report on Form 10-K as filed with the SEC for the year ended December 31, 1999. Written requests should be mailed to the Secretary, Digimarc Corporation, 19801 SW 72nd Avenue, Suite 250, Tualatin, Oregon 97062.

OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. We urge you to promptly execute and return the accompanying proxy in the envelope, which has been enclosed for your convenience. Stockholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                           By Order of the Board of Directors,


                           Bruce Davis
                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


Tualatin, Oregon
April 7, 2000

           ON BEHALF OF THE BOARD OF DIRECTORS OF DIGIMARC CORPORATION

     The undersigned hereby constitutes and appoints Bruce Davis and E.K. Ranjit, and each of them, his true and lawful attorneys-in-fact and agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Digimarc Corporation to be held at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201 on Thursday, May 11, 2000 at 2:00 p.m. local time, and at any adjournment or postponement thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for the nominee to the board of directors named in Proposal No. 1, for Proposals No. 2 and 3 and as the proxy holder may determine in his discretion with regard to any other matter properly brought before the Annual Meeting.

1. ELECTION OF A DIRECTOR:

    __ FOR the nominee listed below     __ WITHHOLD AUTHORITY to vote for the
          (except as indicated)            nominee listed below

                                   JOHN TAYSOM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE NAMED ABOVE. IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH SUCH NOMINEE'S NAME LISTED ABOVE.

2. PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE BY THE COMPANY FROM 30,000,000 TO 100,000,000:

                     _____ FOR _____ AGAINST _____ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF DIGIMARC CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2000:

                      _____ FOR _____ AGAINST _____ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3.

                     DATED:  ______________________________________, 2000

                     ____________________________________________________
                                       (Signature)

                     ____________________________________________________
                                       (Signature)

                    This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.